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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549-1004

                              FORM 8-K/A No. 2

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 1995
                                                  (August 10, 1995)



                          ARKANSAS BEST CORPORATION
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           (Exact name of registrant as specified in its charter)



        Delaware                   0-19969                 71-0673405
------------------------- -------------------------  ----------------------
     (State or other             (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
    incorporation or
      organization)



                           3801 Old Greenwood Road
                         Fort Smith, Arkansas  72903
                               (501) 785-6000
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 (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)





















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Items 7(a) and (b) of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 1995 and amended by Amendment No. 1 on October 13, 1995 are hereby amended to read as set forth below. Also, Item 7(c) of such Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 1995 is hereby amended to read as set forth below. Accordingly, Items 7(a),(b) and (c) of such Current Report on Form 8-K, amended and restated, reads as follows:

Item 7.  Financial Statements and Exhibits.

(a) Financial statments of businesses acquired.
    Audited financial statements of the Company for the years ended December 31, 1994 and 1993.

    Unaudited financial statements of the Company for the twenty-four weeks ended June 17, 1995 and June 18, 1994.


(b) Pro forma financial information.
    Pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and the six months ended June 30, 1995 and the pro forma condensed consolidated balance sheet as of June 30, 1995.

(c) Exhibits.
    Exhibit 2 -   Agreement and Plan of Merger, dated as of July 8, 1995,
                  among the Company, the Purchaser and Registrant
                  (incorporated herein by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed with the
                  Commission on July 14, 1995).

    Exhibit 20 Press release issued by the Registrant on August 11, 1995 announcing the expiration of the Offer at 12:00 midnight New York City time, August 10, 1995, is incorporated herein by reference from Exhibit (a)(12) to Amendment No. 2 (Final Amendment and Schedule 13D) dated August 11, 1995 to the Schedule 14D-1.

    Exhibit 23.1  Consent of Arthur Andersen LLP, Independent Public
                  Accountants

    Exhibit 99.1 Offer to Purchase dated July 14, 1995 by the Purchaser to purchase all outstanding shares of Common Stock, par value $0.50 per share of the Company is incorporated herein by reference from Exhibit (a)(1) to the Schedule 14D-1.

    Exhibit 99.2 Audited financial statements of the Company for the years ended December 31, 1994 and 1993.

    Exhibit 99.3 Unaudited financial statements of the Company for the twenty-four weeks ended June 17, 1995 and June 18, 1994.

    Exhibit 99.4 Pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and the six months ended June 30, 1995 and the pro forma condensed consolidated balance sheet as of June 30, 1995.




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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date: October 25, 1995                /s/ Donald L. Neal
      -----------------               ------------------------------------
                                      Donald L. Neal - Senior Vice
                                      President - Chief Financial Officer,
                                      and Principal Accounting Officer













































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                              INDEX TO EXHIBITS

                                                               Sequentially
 Exhibit                                                         Numbered
 Number                        Exhibit                             Page
---------                      --------                       --------------

    2     Agreement and Plan of Merger, dated as of July 8,          -
          1995, among the Company, the Purchaser and Registrant (incorporated herein by reference to Exhibit (c)(1) to the Tender Offer Statement on
          Schedule 14D-1 filed with the Commission on July
          14, 1995).

   20     Press release issued by the Parent on August 11,           -
          1995 announcing the expiration of the Offer at 12:00 midnight New York City time, August 10,
          1995, is incorporated herein by reference from Exhibit (a)(12) to Amendment No. 2 (Final
          Amendment and Schedule 13D) dated August 11, 1995 to the Schedule 14D-1.

  23.1    Consent of Arthur Andersen LLP, Independent Public         -
          Accountants

  99.1    Offer to Purchase dated July 14, 1995 by the               -
          Purchaser to purchase all outstanding shares of Common Stock, par value $0.50 per share of the Company is incorporated herein by reference from Exhibit (a)(1) to the Schedule 14D-1.

  99.2    Audited financial statements of the Company for            -
          the years ended December 31, 1994 and 1993.

  99.3    Unaudited financial statements of the Company for          -
          the twenty-four weeks ended June 17, 1995 and June 18, 1994.

  99.4    Pro forma condensed consolidated statements of             -
          operations for the year ended December 31, 1994 and the six months ended June 30, 1995 and the pro forma condensed consolidated balance sheet as of June 30, 1995.